UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 21, 2006
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)
2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	2
Item 9.01 Financial Statements and Exhibits	2
SIGNATURE	3
EXHIBIT INDEX	4
EX-1.1 UNDERWRITING AGREEMENT DATED MARCH 21, 2006
EX-4.1 FORM OF 5.20% SENIOR NOTE DUE 2011
EX-4.2 FORM OF 5.40% SENIOR NOTE DUE 2016
EX-12.1 RATIO OF EARNINGS TO FIXED CHARGES

Item 8.01. Other Events.
     On March 21, 2006, The Home Depot, Inc. (the “Company”) entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated for the issuance and sale by the Company of $1,000,000,000 aggregate principal amount of the Company’s 5.20% Senior Notes due 2011 and $3,000,000,000 aggregate principal amount of the Company’s 5.40% Senior Notes due 2016. The Notes due 2011 and the Notes due 2016 were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement.
     The Underwriting Agreement is attached hereto as Exhibit 1.1. The Form of Note due 2011 and the Form of Note due 2016 are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.
Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

1.1	Underwriting Agreement dated March 21, 2006

4.1	Form of 5.20% Senior Note due 2011

4.2	Form of 5.40% Senior Note due 2016

12.1	Ratio of Earnings to Fixed Charges

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Carol B. Tomé

	Name:	Carol B. Tomé
	Title:	Executive Vice President and
Chief Financial Officer
Date: March 22, 2006

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated March 21, 2006

4.1	Form of 5.20% Senior Note due 2011

4.2	Form of 5.40% Senior Note due 2016

12.1	Ratio of Earnings to Fixed Charges